UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2012

White River Capital, Inc.
(Exact name of registrant as specified in its charter)

Indiana	000-51493	35-1908796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6051 El Tordo, P.O. Box 9876, Rancho Santa Fe, California		92067
(Address of principal executive offices)		(Zip Code)

(858) 997-6740
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 4, 2013, the board of directors of White River Capital, Inc. (“White River”) approved grants of restricted common stock to each of the White River directors under White River’s 2005 Stock Incentive Plan (the “Plan”) as partial consideration to the directors for board service during 2012.  These restricted stock grants were made in lieu of the issuance of shares of common stock under the White River Capital, Inc. Directors Stock Compensation Plan (the “Directors Plan”) for 2012 board service.  The restricted stock grants were made to each of the White River directors, including John M. Eggemeyer, III, Thomas C. Heagy, William E. McKnight, Daniel W. Porter, Richard D. Waterfield, and John W. Rose.  Each grant is subject to the terms and conditions of a stock award agreement entered into under the Plan between White River and each grantee.

Pursuant to each stock award agreement, White River granted to the director on the date of grant, which is January 4, 2013, 909 shares of common stock, without par value, of White River (the “Shares”) as a restricted stock award.  Notwithstanding the foregoing, if the closing date of White River’s previously announced merger with Coastal Credit Merger Sub, Inc. (the “Merger”) does not occur prior to the third business day following the first public release by White River of annual consolidated financial information for 2012 (but no later than March 15, 2013) (the “Determination Date”), then the award agreement will be amended to provide for the additional grant or forfeiture of a number of shares of restricted stock such that the total number of granted shares of restricted stock will equal the quotient obtained by dividing $20,000 by the fair market value of one White River share on the Determination Date (which is equal to the number of shares the director would have received under the Directors Plan for 2012 board service).  The Shares will vest in one installment, in full, upon the earlier to occur of: (i) the closing date of the Merger; or (ii) the second business day following the Determination Date.  Notwithstanding the foregoing, upon the occurrence of a “Vesting Event” (as defined in the Plan), the directors will become 100% vested in any outstanding unvested Shares.  For purposes of the Plan, “Vesting Event” generally means (1) the occurrence of a change in control of White River, or (2) the termination of a participant’s service to White River (other than for cause or other reasons or conditions specified in an award agreement as conditions that would prevent a Vesting Event from occurring on or after termination) following the approval by White River’s shareholders of any matter, plan, or transaction which would result in a change in control of White River.  The directors are not entitled to vote, or receive dividends on, unvested Shares granted pursuant to the foregoing awards.  The restricted stock awards are subject to all of the terms and conditions of the Plan, a copy of which is filed as Exhibit 4.4 to White River’s Form S-8 (File No. 333-130187) filed with the Securities and Exchange Commission on December 7, 2005.

Also, on December 28, 2012, White River paid a one-time discretionary cash bonus award to John M. Eggemeyer, III, White River’s Chairman of the Board and Chief Executive Officer, in the amount of $200,000.  This bonus award was made in the discretion of the board of directors of White River in recognition of Mr. Eggemeyer’s service to White River for 2012, and is not part of any other compensatory plan or arrangement with Mr. Eggemeyer.

Item 8.01 Other Events.

Forward-Looking Statements

Except for historical information contained herein, this document expresses “forward-looking statements” which are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995, as amended.  Such matters include forward-looking statements regarding the prospective effects and timing of the proposed Merger.  Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions indicate forward-looking statements.  Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties.  White River cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made.  White River may make other written or oral forward-looking statements from time to time.  Readers are advised that various important factors could cause White River’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements.  Such factors, among others, include, but are not limited to, potential failure to obtain shareholder or regulatory approval for the Merger or to satisfy other conditions to the Merger on the proposed terms and within the proposed timeframe; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in White River’s operations or earnings; changes in laws, regulations or accounting principles generally accepted in the United States; White River’s competitive position within the markets it serves; unforeseen downturns in the local, regional, or national economies or in the industries in which White River has credit concentrations; and other risks discussed in White River’s filings with the SEC, including its Annual Report on Form 10-K, which filings are available from the SEC.  White River undertakes no obligation to publicly update or revise any forward-looking statements.

Additional Information for Shareholders

In connection with the proposed Merger, White River has prepared and filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”).  When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of White River.  WHITE RIVER’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  White River’s shareholders can obtain, without charge, a copy of the preliminary proxy statement (and, when available, will be able to obtain a copy of the definitive proxy statement) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  White River’s shareholders can also obtain, without charge, a copy of the preliminary proxy statement (and, when available, will be able to obtain a copy of the definitive proxy statement) and other relevant documents (when available) by directing a request by mail or telephone to White River Capital, Inc., 6051 El Tordo, P.O. Box 9876, Rancho Santa Fe, California 92067, Attention: Corporate Secretary, or from White River’s website, http://www.whiterivercap.com.

White River and its directors and officers may be deemed to be participants in the solicitation of proxies from White River’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed Merger.  Information about White River’s directors and executive officers and their ownership of White River’s common stock is set forth in the proxy statement for White River’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 30, 2012.  Shareholders may obtain additional information regarding the interests of White River and its directors and executive officers in the proposed Merger, which may be different than those of White River’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, as and when filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Capital, Inc.
Date: January 4, 2013

	By:	/s/ Martin J. Szumski
Printed Name: Martin J. Szumski
Title: Chief Financial Officer